SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: November 12, 2004

Commission file No. 33-24483NY

                        Global Environmental Energy Corp.
                ------------------------------------------------
             (Exact name of registrant as specified by its charter)


       Bahamas                       33-24483-NY                  n/a
------------------------       ----------------------     ----------------------
(State or other jurisdic-      (Commission File  Number)  (IRS Employer
tion of incorporation)                                    Identification Number)


                                Magna Carta Court
                                Parliament Street
                                  PO Box N-918
                                 Nassau, Bahamas
                ------------------------------------------------
                                Business Address


           4640 South Carrollton Ave Suite 2A-6 New Orleans, La 70199
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                           Principal Place of Business


                                 1-877-723-6315
                ------------------------------------------------
                          Registrant's Telephone Number


                                      N/A
                ------------------------------------------------
           Former Name or Former Address If Changed Since Last Report








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ITEM 8.01  OTHER EVENTS

On November 10, 2004 Global Environmental Energy Inc, formerly known as Life Energy & Technology Inc, had caused the formation of a wholly owned subsidiary to be formed named Biosphere Development Corp located New Providence in the Commonwealth of Bahamas.

Existing shareholders of Global Environmental Energy Inc, formerly known as Life Energy & Technology Inc., are to receive one share of Biosphere Development Corp Energy Corp for each 10 share of Global Environmental Energy Corp., as of November 30, 2004.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

None

(b)  Pro forma financial statements.

None

(c) Exhibits.

Exhibit No.    Description
----------------------------------------------------------------------

20.2  *        Press Release dated September 20, 2004.

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*    Filed herewith





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                   Global Environmental Energy Corp



By:   /s/ Dr.  CA McCormack
 ----------------------------------------
Dr CA McCormack,
B.Sc., Ph.D., N.I.H.C., M.PS., M.ARVO., F.F., Ful.S.,
President & Chief Executive Officer,
Global Environmental Energy Corp.
for and on behalf of Global Environmental Energy Corp.